Subsequent Event	6 Months Ended
Jun. 30, 2025
Subsequent Event [Abstract]
Subsequent Event
10.	Subsequent Event

On July 7, 2025, the Company entered into a certain termination agreement with certain investors to unwind the offering in June 2025 and repurchased all 3,500,000 of its Class A Ordinary Shares issued thereunder.

On August 5, 2025, the Company closed a private placement transaction, where the Company entered into certain securities purchase agreement with certain non-U.S. investors pursuant to which the Company sold 26,136,363 Class A Ordinary Shares, at $0.44 per share, for gross proceeds of approximately $11.5 million.

On August 12, 2025, the Company registered 1,081,267 Class A Ordinary Shares, that may be issued under the Company’s 2025 Equity Incentive Plan, through Form S-8 (File No. 333-289521).

On September 8, 2025, the Company effected a reverse share split of its Class A Ordinary Shares at the ratio of 25-for-1, effective at the open of business on September 8, 2025.

On September 9, 2025, the Company entered into a letter agreement with a subsidiary of ATW Partners LLC, pursuant to which both parties mutually release each other and their related persons and entities from any claims or liabilities of any kind arising on or before the date of this agreement in connection with the Company’s $2.5 million and $1 million convertible note offerings, as previously disclosed in the Form 6-Ks furnished on November 26, 2024 and February 19, 2025 respectively.